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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  April 17, 2002
                                                         --------------



                            NACCO INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




    Delaware                    1-9172                         34-1505819
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(State or other         (Commission File Number)              (IRS Employer
Jurisdiction of                                           Identification Number)
Incorporation)



             5875 Landerbrook Drive, Mayfield Heights, Ohio 44124
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             (Address of principal executive offices)   (Zip Code)



      Registrant's Telephone Number, including area code: (440) 449-9600
                                                          --------------


                                     N/A
     --------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.           Other Events

         On April 17, 2002, NACCO Industries, Inc. ("NACCO") issued a news release announcing that NACCO's subsidiary, NMHG Holding Co., is planning to issue $250,000,000 of Senior Notes due 2009 in a private placement to certain institutional investors. The April 17, 2002 news release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  Not applicable

         (b)      Pro Forma Financial Information. Not applicable

         (c)      Exhibits

                  99.1 - News Release, dated April 17, 2002




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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, NACCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NACCO INDUSTRIES, INC.




                                            By:  /s/ J. C. Butler, Jr.
                                                 ------------------------------
                                            Name: J. C. Butler, Jr.
                                            Title: Vice President, Corporate
                                                   Development and Treasurer


Dated: April 17, 2002


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                                  Exhibit Index

Exhibit Number             Exhibit Description
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    99.1                   News Release, dated April 17, 2002